UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2019

First Choice Bancorp

(Exact name of registrant as specified in its charter)

California	001-38476	82-2711227
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

17785 Center Court Drive, N Suite 750 Cerritos, California	90703
(Address of principal executive offices)	(Zip Code)

(562) 345-9092

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by Check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging Growth Company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 26, 2019, First Choice Bancorp (the “Company”), the holding company for First Choice Bank, Cerritos, California (the “Bank”) engaged Khoi D. Dang as the Company’s Executive Vice President and General Counsel to oversee the legal affairs of the combined institution. Mr. Dang has extensive experience in the areas of banking, corporate, securities, and mergers and acquisitions. Prior to joining the Company, Mr. Dang was a partner attorney at Duane Morris, LLP where he was instrumental in coordinating the holding company reorganization of the Bank in 2017. Prior to joining Duane Morris, LLP, Mr. Dang was a partner attorney at Horgan, Rosen, Beckham & Coren, LLP from 2011 through 2017, and an associate with this firm from 2006 through 2011. Mr. Dang is a graduate of Santa Clara University Law School (Juris Doctorate, 2002), the University of California, San Diego (Masters in International Affairs, 1999) and the University of California, Los Angeles (Bachelor of Arts, 1996).

Although the Company does not have a formal, written employment agreement with Mr. Dang, the Company has agreed to compensate Mr. Dang at an annual base salary of $280,000. Mr. Dang may also be entitled to an annual target bonus of up to 50% of his base salary. The Company has also agreed to issue Mr. Dang 10,000 shares of the Company’s restricted stock which shares vests in equal increments over 5 years from the grant date. Mr. Dang is entitled to participate in the Company’s benefit plans and the Company has agreed to provide Mr. Dang with an automobile allowance of $500 per month.

Since January 1, 2018, Mr. Dang was not a party to any transaction and is not currently a party to any proposed transaction in which the Company was or is to be a participant, in which the amount involved exceeds $120,000, and in which Mr. Dang had or will have a direct or indirect material interest.

Item 7.01	Regulation FD Disclosure.

On March 27, 2019, the Company issued a press release announcing the appointment of Khoi D. Dang as the Company’s Executive Vice President and General Counsel, and Diana C. Hanson as the Bank’s Senior Vice President and Chief Accounting Officer, which is furnished herewith as Exhibit 99.1.

The information furnished pursuant to Item 5.02 and Item 7.01 of this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange act of 1934, as amended (the “Exchange Act”),or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of First Choice Bancorp announcing the engagement of Khoi D. Dang as EVP/General Counsel and Diana C. Hanson as SVP/Principal Accounting Officer, dated March 27, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Choice Bancorp

Date: March 27, 2019	By:	/s/ Robert M. Franko
	Name:	Robert M. Franko
	Title:	President & Chief Executive Officer